Exhibit 32.2

SECTION 906 CERTIFICATIONS

I, David Dalton, Chief Financial Officer, of Univec, Inc., certify, pursuant to 18 U.S.C. 1350, as enacted by 906 of the Sarbanes-Oxley Act of 2002, that:

(1)   the Quarterly Report on Form 10-QSB for the quarterly period ended September 30, 2007 (the "Periodic Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of Univec, Inc.

Date: November 19, 2007	By: /s/ David Dalton
David Dalton, Chief Financial Officer